SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent events	SUBSEQUENT EVENTS
In July 2024, the Company received credit-approved term sheets for a $270 million term and revolving credit facility (the "$270 Million Facility"). The $270 million Facility will re-finance the amounts outstanding under the $375 Million Facility, in respect of Flex Aurora and Flex Ranger. The facility is comprised of a $90 million term loan facility with a six-year repayment profile and a non-amortizing $180 million revolving credit facility, resulting in an average age-adjusted repayment profile of 22 years. The facility has an interest rate of SOFR plus 185 basis points.

Also in July 2024, the Company received credit-approved term sheets for a sale and leaseback agreement with an Asian-based lease provider for the vessel, Flex Endeavour (the "Flex Endeavour Sale and Leaseback"). The Flex Endeavour Sale and Leaseback will re-finance the amounts outstanding under the $375 million Facility, in respect of Flex Endeavour. Under the terms of the agreement, the vessel will be sold for a consideration of $160 million, with a bareboat charter of approximately 9.9 years. The bareboat rate payable under the lease has a fixed element based on a fixed rate of interest and a variable element based on term SOFR plus a margin. The Company has the options to terminate the lease and repurchase the vessel at fixed price after approximately 8.5 years.

The aforementioned re-financings of the $375 million Facility, which is to be replaced with the Flex Endeavour Sale and Leaseback and the $270 million Facility, are expected to close in the fourth quarter 2024, subject to final documentation and customary closing conditions.

In August 2024, the Company terminated two forward-start, mirror interest rate swaps with notional principals of $100 million each. The positive proceeds at the date of termination were used to enter into a new $100 million interest rate swap with a fixed rate of interest of 0.825% swapped for a floating rate based on SOFR. The new swap has the same duration as the terminated swaps, which had an effective date in March 2026 and a maturity date of March 2032.

On August 13, 2024, the Company’s Board of Directors approved a cash dividend for the second quarter of 2024 of $0.75 per share. This dividend will be paid on or around September 12, 2024, to shareholders on record as of August 29, 2024. On the New York Stock Exchange, the ex-dividend date is August 29, 2024 and last day of trading right to receive distribution is August 28, 2024. On the Oslo Stock Exchange, the ex-dividend date is August 28, 2024 and the last day of trading right to receive distribution is August 27, 2024.

All declarations of dividends are subject to the determination and discretion of the Company’s Board of Directors based on its consideration of various factors, including the Company’s results of operations, financial condition, level of indebtedness, anticipated capital requirements, contractual restrictions, restrictions in its debt agreements, restrictions under applicable law, its business prospects and other factors that the Board of Directors may deem relevant.